UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1: Report to Shareholders

Institutional Global Large-Cap Equity Fund	April 30, 2009

Highlights

• A sharp rally in global equities late in the period helped mitigate the devastating losses shareholders have endured during the past year.

• Your fund posted a solid gain during one of the most tumultuous periods in stock market history.

• Although we anticipate that global economic conditions will continue to get worse before they get better, we expect to see growing signs of economic stability into late 2009 and early 2010.

• We have positioned the portfolio with both near-term challenges and long-term opportunities in mind and are buying market share gainers trading at highly attractive valuations.

The views and opinions in this report were current as of April 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Global Large-Cap Equity Fund

Dear Investor

This is our first full six-month report since the fund’s inception on October 27, 2008, and we would like to welcome all shareholders. When we opened the fund, global financial markets were in a tailspin, dragged down by a credit crisis that fanned the flames of economic dislocation. As the markets sank further in November before touching new lows in 2009, confidence eroded. But some degree of clarity returned to the markets in March as credit markets stabilized, economic indicators showed hopeful signs, and stress tests at U.S. banks divulged that they were not weakened beyond repair. Investors focused on signs that the worst of the world’s economic and financial crisis may be over, helping many markets to rebound significantly.

Performance Review

In a highly volatile environment, your fund posted a solid absolute gain. The fund significantly surpassed returns for the MSCI All Country World Large-Cap Index and the Lipper Global Large-Cap Growth Funds Average.

Market Review

Global equities fluctuated within a wide range during the period, falling to multiyear lows at the beginning of March before embarking on a sharp rally that erased some of the losses of the past six months. Nonetheless, nearly all of the world’s largest economies were in recession. The U.S. economy contracted sharply in the first quarter, and the data were similarly grim in the euro zone and Japan. Emerging market economies were not as weak but still experienced a sharp deceleration in growth. China’s economy expanded at a 6.1% annualized rate in the first quarter, the slowest pace in almost a decade, as poor demand from overseas consumers lowered exports. The International Monetary Fund (IMF) predicted in April that the world economy overall would shrink in 2009, signifying the first global economic contraction since World War II.

Concerns about the solvency of financial institutions dominated the markets throughout late 2008 and early 2009. The government’s stress tests of 19 leading U.S. banks revealed the need for large infusions of capital. While the news was less bleak than many feared, it was clear that the financial institutions could see additional trouble in terms of raising capital or covering loans. Funds were also made available to U.S. carmakers General Motors and Chrysler, each of which declared bankruptcy. (Ford stated that the company could survive without government help.) Fears also surfaced that the global downturn would create instability among emerging countries, perhaps causing some to default on their loans. However, the IMF rapidly provided credit lines to several countries, which helped alleviate the situation.

Authorities around the world continued to ease monetary policy aggressively and expand public spending in an attempt to stabilize global economies and the financial markets. Toward the end of the period, these policy responses led to a rebound in investor confidence, particularly amid signs that liquidity and solvency in the banking system might be improving. In addition, first-quarter earnings were generally less affected by the downturn than many had predicted. Stocks moved higher throughout March and April as fears of a full-blown global depression diminished and investors began to sense a return to growth later this year or early in 2010.

Investment Approach

The Institutional Global Large-Cap Equity Fund has a growth-oriented profile, invests on a best-ideas basis, and includes holdings in emerging markets. The fund defines a large-cap company as one whose market capitalization falls within or above the applicable range for companies included in the MSCI All Country World Large-Cap Index.

Portfolio Review

In terms of positioning, we are committed to constructing a focused portfolio of our highest-conviction, long-term investment opportunities sourced from around the world. One of the great benefits of opening our fund in this bear market was that we were able to buy shares of quality companies on considerable weakness. Indeed, each of our sectors performed better than the benchmark.

Our investments in financials helped fund performance during the past six months, with portfolio holdings significantly outperforming the global financials sector. Contributors included JPMorgan Chase, which we believe is among the healthiest diversified financial services companies in the U.S. A position was initiated as the negative sentiment surrounding the banking system peaked, resulting in an attractive valuation. We like the stock’s long-term growth prospects, given its own capital strength and the weakened position of many competitors, particularly since it has been able to buy strategic assets—namely Bear Stearns and Washington Mutual—at distressed prices. We also added to Bank of America on weakness. The company’s shares were buoyed by its expected profit in 2009 as well as a positive reaction to the company’s efforts to recapitalize its balance sheet. Outside the U.S., we were well positioned in the Brazil-listed Itau Unibanco Multiplo, the country’s largest bank by assets and loans. Despite economic challenges faced by Brazil given its link to commodity-based revenues, the company remains profitable and well capitalized and is positioned to take advantage of the underpenetrated Brazilian financial services market. The portfolio also benefited from owning China Overseas Land & Investment, a Hong Kong-based property developer operating in China. The stock rallied from late 2008 in response to the government’s monetary easing and renewed expectations that China would weather the economic storm comparatively well. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Information technology has remained the fund’s biggest sector overweight since launch, given the opportunities presented to buy stocks with unique brands, high margins, considerable cash reserves, and little to no debt. Together with strong relative growth prospects, we also have seen the benefits of technology stocks reverting to expanded price/earnings ratios as markets regain confidence. Apple falls into this category. The computer giant, one of our largest holdings, is gaining market share through strong sales of Mac laptops, iPods, and iPhones. We have benefited as the company has exceeded expectations, while Apple remains well positioned with respect to growing sales of smartphones and digital entertainment. We also added Western Union on market weakness before the stock rallied considerably into March and April. The company has a unique market position in electronic money transfer services given its enormous global reach and, as a well-run company with solid growth potential, should benefit further from any economic recovery.

Other significant contributors included the online retailer Amazon, which continued to gain market share after the failure of several competitors. Health insurer WellPoint advanced on news of the disposal of its pharmacy-benefits unit. Medco Health Solutions, a pharmacy benefits manager, also saw its earnings hold up well during the period, while medium-term earnings expectations also rose given the likely benefits of higher margin dispensing on generic drugs, which will increase through 2010–2012 as blockbuster drug patents expire.

Both the success of our stock selection and the stock market rally late in the period prompted us to trim some positions that have seen sharp gains, notably in China and the materials sector. We booked some profits from BHP Billiton and trimmed Freeport-McMoRan Copper & Gold, which has been a solid performer. We also managed our position sizes in Amazon and Medco through sales on strength.

With respect to purchases, we added to our position in oil services via Schlumberger, which plummeted in 2008 in response to the dramatic drop in oil prices and slackening demand for its exploration and production expertise. The stock rallied toward the end of the period and should excel as the economy improves and oil prices rise to reflect long-term supply constraints. Despite obvious near-term headwinds, the stock typifies the type of high-quality, market-leading company that we believe will navigate through these difficult waters. Within the portfolio, there remains a distinct bias toward strong balance sheets, high levels of free cash flow, and attractive valuations. The Mexican-listed mobile telecommunications company America Movil is another example. As the region’s largest mobile telecom operator, it currently enjoys extremely high levels of profitability, and although penetration levels have increased in South America, the stock has both an attractive earnings growth profile and valuation in comparison to global peers.

Outlook

We believe that economic conditions around the world will remain challenging in 2009, with the global recession having some way to run. Unemployment is likely to move higher, economic conditions will not improve uniformly around the globe, and the financial system has yet to overcome many serious problems. However, while issues of creditworthiness at corporate and government levels remain, we believe that the midpoint of the financial crisis has passed and that, by the end of the year, the system will be in better shape, though not fully restored. We believe that equities as an asset class are attractive following the significant sell-off of 2008, while further signs of stability in markets should be evident as the year progresses.

Since opening the fund in the midst of one of the worst markets in history, we have been fortunate to buy stocks at discount prices and to position the fund for long-term growth. We are guided by the long-term prospects of high-quality companies. But as the recent market crisis has shown, short-term gyrations are likely, and your fund will not always be able to sustain high returns. Nonetheless, we are confident in our choices and that our selections will be made on the basis of the strong fundamentals that guide our growth stock mandate.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

R. Scott Berg
Chairman of the fund’s Investment Advisory Committee

May 21, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI All Country World Large-Cap Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Price/earnings (P/E) ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Global Large-Cap Equity Fund

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Global Large-Cap Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡
T. Rowe Price Institutional Global Large-Cap Equity Fund
April 30, 2009 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Global Large-Cap Equity Fund
April 30, 2009 (Unaudited)
($000s except shares and per share amounts)

Assets		
Investments in securities, at value (cost $5,371)	$	6,393
Receivable for investment securities sold		84
Cash		28
Dividends and interest receivable		17
Due from affiliates		17
Other assets		66
Total assets		6,605
Liabilities		
Payable for investment securities purchased		82
Due to affiliates		11
Other liabilities		29
Total liabilities		122
NET ASSETS	**$**	**6,483**
Net Assets Consist of:		
Undistributed net investment income	$	47
Accumulated undistributed net realized gain		414
Net unrealized gain		1,022
Paid-in capital applicable to 500,000 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		5,000
NET ASSETS	**$**	**6,483**
NET ASSET VALUE PER SHARE	**$**	**12.97**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Global Large-Cap Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/09
Investment Income (Loss)	
Dividend income (net of foreign taxes of $5)	$ 72
Expenses	
Investment management	18
Custody and accounting	87
Registration	17
Legal and audit	17
Directors	2
Miscellaneous	2
Reductions of fees and expenses	
Investment management fees waived	(18)
Expenses reimbursed by manager	(104)
Total expenses	21
Net investment income	51
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	414
Foreign currency transactions	4
Net realized gain	418
Change in net unrealized gain (loss)	
Securities	(20)
Other assets and liabilities denominated in foreign currencies	(3)
Change in net unrealized loss	(23)
Net realized and unrealized gain	395
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 446**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Global Large-Cap Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/09	10/27/08 Through 10/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 51	$ 1
Net realized gain	418	56
Change in net unrealized gain (loss)	(23)	1,045
Increase in net assets from operations	446	1,102
Distributions to shareholders		
Net investment income	(5)	–
Net realized gain	(60)	–
Decrease in net assets from distributions	(65)	–
Capital share transactions*		
Shares sold	–	5,000
Net Assets		
Increase during period	381	6,102
Beginning of period	6,102	–
End of period	**$ 6,483**	**$ 6,102**
Undistributed net investment income	47	1
*Share information		
Shares sold	–	500

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Global Large-Cap Equity Fund
April 30, 2009 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Global Large-Cap Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 27, 2008. The fund seeks long-term growth of capital through investments primarily in the common stocks of large-cap companies throughout the world, including the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions  Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees  A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On November 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures; however, it is expected to have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on April 30, 2009:

Following is a reconciliation of the fund’s Level 3 investments for the six months ended April 30, 2009:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2009, approximately 14% of the fund’s net assets were invested, directly or indirectly, in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $3,949,000 and $4,083,000, respectively, for the six months ended April 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2009.

At April 30, 2009, the cost of investments for federal income tax purposes was $5,371,000. Net unrealized gain aggregated $1,022,000 at period-end, of which $1,100,000 related to appreciated investments and $78,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2009, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2011. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $18,000 were waived and expenses in the amount of $104,000 were reimbursed by the manager during the six months ended April 30, 2009. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $124,000 remain subject to repayment at April 30, 2009.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended April 30, 2009, expenses incurred pursuant to these service agreements were $68,000 for Price Associates. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 500,000 shares of the fund, representing 100% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer
Date	June 16, 2009